UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2021

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Maquia Capital Acquisition Corporation (the “Company”), on May 7, 2021, the Company consummated its initial public offering (the “IPO”) of 16,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $160,000,000. The Company granted the underwriters in the IPO a 45-day option to purchase up to 2,400,000 additional Units solely to cover over-allotments, if any.

On May 10, 2021, the Underwriters exercised their over-allotment option in part, and the closing of the issuance and sale of the additional 1,309,719 Units (the “Over-Allotment Units”) occurred on May 12, 2021, generating gross proceeds of $13,097,190.

As previously reported on a Current Report on Form 8-K of the Company, on May 7, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 551,000 Units (the “Private Placement Units”) to Maquia Investments North America, LLC (the “Sponsor”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $5,510,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 32,743 Private Placement Units (the “Over-Allotment Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, generating an additional $327,430 of gross proceeds.

An unaudited balance sheet as of May 12, 2021 reflecting receipt of the net proceeds from the IPO, the sale of the Private Placement Units and the sale of the Over-Allotment Units and the Over-Allotment Placement Units is attached hereto as Exhibit 99.1.

On May 12, 2021, the Company issued a press release announcing the Closing of the Over-Allotment, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited Balance Sheet, dated May 12, 2021.
99.2	Press Release, dated May 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021

MAQUIA CAPITAL ACQUISITION CORPORATION

By:	/s/ Jeronimo Peralta
Jeronimo Peralta
Chief Financial Officer